                                                                    EXHIBIT 10.7

                                FIRST AMENDMENT
                                       TO
                                LEASE AGREEMENT



STATE OF TEXAS
                                              KNOW ALL PERSONS BY THESE PRESENTS
COUNTY OF TRAVIS

That this Amendment #1 to the Lease Agreement is made as of the 8th day of September, 1995 between Colina West Limited, as Landlord, and Btrieve Technologies, Inc., A Texas Corporation, as Tenant;

                                  WITNESSETH

WHEREAS, Landlord and Tenant have executed that certain Lease Agreement on October 5, 1994, covering approximately 24,463 net rentable square feet of office space on the third floor of the Colina West Office Building (known as the Primary Space) in Austin, TX, Travis County; and

WHEREAS, Landlord and Tenant desire to amend the Lease Agreement to provide for an increase in the size of the Leased Premises and an increase in the Basic Rental payable;

NOW THEREFORE, for and in consideration of the mutual promises and covenants set forth herein, the Landlord and Tenant agree that the Lease shall be amended as follows effective October 1, 1995:

1. PREMISES

Effective October 1, 1995, the Leased Premises shall be expanded to include the Primary Space totaling approximately 24,463 net rentable square feet and the Expansion Space #1, Suite 255-260, totaling approximately 5,551 net rentable square feet as shown on the attached Exhibit "A-1". After this expansion, Tenant will occupy a total of 30,014 net rentable square feet.

2. BASIC RENTAL

With respect to Section 1 (e) of the Lease, effective October 1, 1995, Tenant shall pay Landlord Basic Rental according to the following rent schedule:


DATE                             PRIMARY           EXPANSION         TOTAL
                                 SPACE             SPACE #1          SPACE
                                 (24,243RSF)       (5,551RSF)        (30,014RSF)
---------------------------------------------------------------------------------------
10/01/95-11/30/95 2mths          $22,302.00        $8,787.50         $31,089.50

12/1/95-11/30/96 12mths          $31,499.00        $8,787.50         $40,286.50


12/1/96-11/30/97 12mths          $33,503.00        $8,787.50         $42,290.50

12/1/97-11/30/98 12mths          $33,563.00        $9,250.00         $42,813.00

12/1/98-11/30/99 12mths          $35,066.00        $9,712.50         $44,778.50

3. TENANT'S PROPORTIONATE SHARE

With respect to Section 1 (i) of the Lease, effective October 1, 1995, Tenant's Proportionate Share of the Building shall be 45.99%.

4. TENANT IMPROVEMENTS

Tenant agrees to accept the Expansion Space #1, Suite 255-260, in "as-is" condition subject to Landlord repainting the space and paying one half of the cost to recarpet Suite 255 (2,989rsf) only using building standard material. All other cost for improvement to the Leased Premises shall be the sole cost of Tenant.

5. PARKING

With this expansion, Tenant will have use of four (4) additional reserved covered parking spaces; two (2) under the Building and two (2) in the detached parking area. After this expansion, Tenant shall have a total of 22 reserved covered parking spaces.

Except as modified in this Agreement #1, Landlord and Tenant both ratify all other terms and provisions of the Lease Agreement dated October 5, 1994.

Executed this 13 day of September, 1995.
              --        ---------

LANDLORD:                               TENANT:

Colina West Limited                     Btrieve Technologies, Inc.

By:  /s/ David Kahn                     By:  /s/ Ron R. Harris
   ----------------------------            --------------------------------
     David Kahn                              Ron R. Harris

Title:   Managing Partner               Title:   President
      -------------------------               -----------------------------

Date:  /s/ September 13, 1995           Date:  /s/ 9-12-95
     --------------------------              ------------------------------

                                LEASE AGREEMENT

   THIS LEASE AGREEMENT is entered into as of the 5th day of October , 1994, by
                                                                         --
            and between Colina West Limited (hereinafter called "Landlord"),
                        -------------------
            whose address for purposes hereof is 200 East Sixth Street, Suite
                                                 ----------------------------
            220, Austin, Texas, 78701 and Btrieve Technologies, Inc., A Delaware
            -------------------------
            Corp. (hereinafter called "Tenant"), whose address for purposes hereof is 8834 Capital of Texas Highway North, Suite 300, Austin,
                      -------------------------------------------------------
            Texas, 78759.
            ------------

   1.     DEFINITIONS

   (a) "Building": The office building has been (or which has been) constructed on land described as Great Hills, Section XVI, a
                                             ---------------------------
            subdivision in Travis County, Texas, and known as Colina West Office
            ---------------------                             ------------------
            Building.
            ---------

   (b) "Premises": Suite No. 300 in the Building, generally outlined on Exhibit 'A' hereto, and measuring approximately 24,463 net
            -----------
            rentable square feet.

   (c) "Commencement Date": December 15, 1994 (or on such date as Landlord tenders, in writing, the Premises to Tenant).

   (d) "Lease Term": The period commencing on the Commencement Date and continuing for, sixty (60) calendar months thereafter; provided,
                            ----------
            however, if the term of this lease commences on a date other than the first day of a calendar month, the Lease Term shall consist of 60 calendar months in addition to the remainder of the calendar
            --
            month during which this lease is deemed to have commenced.

   (e)    "Basic Rental":  See Also Section 40.1

          $22,302.00     per month for the period of     12/15/94    to    11/30/95
          $31,499.00     per month for the period of     12/01/95    to    11/30/96
          $33,503.00     per month for the period of     12/01/96    to    11/30/97
          $33,563.00     per month for the period of     12/01/97    to    11/30/98
          $35,066.00     per month for the period of     12/01/98    to    11/30/99

   (f)    "Basic Reserved Parking Charge":  $None (0.00) per month, per space.
                                             -----------


Landlord's initials  /s/             Tenant's initials  /s/
                   -------                            -------

   (g) "Basic Cost": Any and all ad valorem taxes, costs, expenses and disbursement of every kind and character which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in, and the operation, maintenance, repair, replacement and security of, the Building determined in accordance with accepted cash basis accounting principles. SEE ALSO SECTION 40.8

   (h)    "Security Deposit":  See Section 40.5

   (i) "Tenant's proportionate share" 37.48% (the percentage expressing the ratio between the number of rentable square feet comprising the Premises [24,463] and the number of rentable square feet of the Building [65,264], which percentage shall be subject to adjustment
                      ------
            if the number of rentable square feet comprising the Premises changes).

   (j) "permitted use": General office for the development and marketing of computer software products and related uses incidental thereto

   2. LEASE GRANT. Landlord does hereby lease, demise and let unto Tenant the Premises, commencing on the Commencement Date and ending on the last day of the Lease Term, unless sooner terminated as herein provided. If the lease is executed before the Premises become vacant or are otherwise available and ready for occupancy, or if any present tenant or occupant of the premise holds over and Landlord cannot acquire possession of the Premises prior to the Commencement Date of this lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises on such date as Landlord is able to tender the same, which date shall be deemed to be the Commencement Date of this lease for all purposes, and this lease shall continue for the Lease Term specified in Paragraph 1. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended except for latent defects and to have acknowledged that the same comply fully with Landlord's obligations.

   3. RENT. In consideration of this lease, Tenant promises and agrees to pay landlord the Basic Rental without deduction or setoff except as herein provided for each month of the entire Lease Term. Rent due for the period beginning 12/15/94 11/30/95 shall be payable by Tenant to Landlord one half upon lease execution and one half upon commencement of the Lease Term. See also Section 40.1. and a monthly installment as outlined in Section 1(e) shall be due and payable without demand beginning on the first day of the calendar month following the expiration of the first full calendar month of the Lease Term and continuing thereafter on or before the first day of each succeeding calendar month during the term hereof. Rent for any fractional month at the beginning of the Lease Term shall be prorated based on one three hundred sixtieth (1/360) of the current annual basic rent for


Landlord's initials  /s/             Tenant's initials  /s/
                   -------                            -------
            each day of the partial month this lease is in effect and shall be due and payable upon written notice from Landlord to Tenant. In the event any installment of the Basic Rental, or any other sums which become owning by Tenant to Landlord under the provisions hereof are not received within five (5) days after the due date thereof (without in any way implying Landlord's consent to such late payment). Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of the basic rental or such other sums owed, a late payment charge equal to ten percent (10%) of the installment of the Basic Rental or such other sums owed. Notwithstanding the foregoing, the foregoing late charges shall not apply to any sums which may have been advanced by Landlord to or for the benefit of Tenant pursuant to the provisions of this lease, it being understood that such sums shall bear interest, which Tenant hereby agrees to pay to Landlord, at the maximum rate of interest permitted by law to be charged Tenant for the use or forbearance of such money.

   4.     SECURITY DEPOSIT.  SECTION 40.5 SHALL BE SUBSTITUTED FOR THIS SECTION

   5.     LANDLORD'S OBLIGATIONS.

   (a) Subject to the limitations hereinafter set forth, Landlord agrees, while Tenant is occupying the Premises and while Tenant is not in default after any applicable cure period, under this lease, to furnish Tenant facilities to provide water (hot, cold and refrigerated) at those points of supply provided for general use of tenants of the Building, heated and refrigerated air conditioning in season, and elevator and janitorial service to the Premises, all such services to be provided at such times as Landlord normally furnishes these services to all tenants of the Building and in the manner and to the extent deemed by Landlord to be standard. SEE ALSO
            SECTION 40.6. In addition, Landlord agrees to maintain the public and common areas of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. Landlord reserves the right exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession, or giving rise to any claim for setoff or abatement of rent, to decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the leased Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities. SEE ALSO SECTION 40.9

   (b) In the event Tenant's use of electrical current (1) exceeds 110 volt power, or (2) exceeds that required for routine lighting and operation of desk top office


Landlord's initials  /s/             Tenant's initials  /s/
                   -------                            -------
            machines which use 110 volt electrical power, or Tenant's use of any service furnished by Landlord exceeds that deemed by Landlord to be standard, then Tenant shall pay on demand such charges as Landlord may reasonably prescribe for any such excess. All such charges shall be deemed as so much additional rent due from Tenant to Landlord. Without Landlord's prior written consent, Tenant shall not install any equipment in the Premises which shall require for its use other than the normal electrical current or other utility service or which affects the temperature otherwise maintained by the air conditioning system or which otherwise overloads any utility serving the Premises.

   (c) Landlord, subject to payment by Tenant, shall make available to Tenant facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises and further shall make available electric lighting and current for the common areas of the Building in the manner and to the extent deemed by Landlord to be standard. Tenant shall pay Tenant's proportionate share of all such electrical current used by, and all other utility charges for utility services to, the Building, Landlord may require separate metering for any utility service required by Tenant if such service is deemed by Landlord to be in excess of Building standard usage, in which event Tenant shall pay for all such utility service.

   (d) Failure to any extent to make available; or any slow-down, stoppage or interruption of; or any change in the quantity, character or availability of; these defined services, resulting from any cause, shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. SEE ALSO SECTION 40.9

   6. PARKING. Landlord agrees to make available to Tenant 18 reserved covered parking spaces and uncovered unreserved surface parking spaces at a ratio of 1:300 RSF. Tenant covenants and agrees to pay Landlord during the Term of this Lease and any renewal periods, in addition to the Base Rental, a sum equal to the Basic Reserved Parking Charge for each of the covered reserved parking spaces times the number of permits assigned by Landlord to Tenant for the Term of the Lease. Landlord at its discretion may designate the specific space or area where each vehicle shall be parked, and may change such designated areas from time to time. Landlord may make, modify, or enforce rules and regulations relating to the parking of vehicles in the Project, and Tenant shall abide by such rules and regulations. Landlord shall not be liable for any property damage or bodily injury arising from the use of the garage by tenant of the Building, their agents, employees, or invitees.


Landlord's initials  /s/             Tenant's initials  /s/
                   -------                            -------

   7.   OPERATING EXPENSE INCREASES.

   (a) Tenant shall during the term of this lease pay as additional rent an amount (per each square foot of rentable area within the leased premises) equal to the excess ("Excess") from time to time of actual Basic Cost per rentable square foot in the Building over $the
                                                                    ---
          operating expenses from the period of January 1, 1995 through December
          ------------------------------------------------      ----------------
          31, 1995 Landlord, at its option, may collect such additional rent in
          ---
          a lump sum, to be due and payable within thirty (30) days after Landlord furnishes to Tenant a statement of actual Basic Cost for the previous year, or beginning with January 1, 1996, and on each January 1 thereafter. Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and upon thirty
          (30) days' written notice to Tenant may require the monthly payment of such additional rent equal to one-twelfth (1/12) of such estimate. SEE ALSO SECTION 40.10

   (b) By April 30th of each calendar year during Tenant's occupancy, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Cost for the previous year. If for any calendar year additional rent collected for the prior year as a result of Landlord's estimate of Basic Costs is in excess of the additional rent actually due during such prior year, then Landlord shall refund to Tenant within 10 days of written notice any overpayment. Likewise, Tenant shall pay to Landlord, within 10 days of written notice, any underpayment with respect to the prior year.

   8. USE. Tenant shall use the Premises only for the permitted use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the permitted use or for any use or purpose which is unlawful, in part or in whole, disreputable in any manner, or extra hazardous on account of fire, nor permit anything to be done which will in any way increases the rate of insurance on the Building or contents; and in the event that, by reasons of acts of Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts or conduct of business, Tenant hereby agrees to pay to Landlord the amount of such increase within 10 days of written notice. Acceptance of any such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having jurisdiction thereof) with reference to the use, condition or occupancy of the Premises. Tenant will not, without the prior written consent of Landlord, paint, install lighting or decorations, or install any signs, window or

Landlord's initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
          door lettering or advertising media of any type on or about the Premises or any part thereof.

   9. TENANT'S REPAIRS AND ALTERATIONS. Tenant will not in any manner deface or injure the Building and will pay the cost of repairing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the Premises and keep them free from waste and nuisance of any kind. Tenant agrees to keep the Premises, including all fixtures installed by Tenant and any plate glass and special store fronts, in good condition and make all necessary non-structural repairs except those caused by fire, casualty or acts of God covered by Landlord's fire insurance policy covering the Building. If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury, Landlord may at its option make such repair, and tenant shall, upon demand therefore, pay Landlord for the cost thereof. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld. All maintenance, repairs, alterations, additions or improvements shall be conducted only by contractors and subcontractors approved in writing by Landlord, it being understood that Tenant shall procure and maintain, and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain, insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance, repair, alteration, addition or improvement. Subject to Sections 15 and 16 below, at the end or other termination of this lease, Tenant shall deliver up the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on termination of this lease and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such maintenance, repairs, alterations, additions, improvements, removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities.

   10. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the leased Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the leased Premises, or permit the use of the leased Premises by any

Landlord's initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
          parties other than Tenant, its agents and employees; and any such acts without Landlord's prior written consent shall be void and of no effect, which consent shall not be unreasonably withheld. Landlord acknowledges Tenant's intent to sublet part of the Leased Premises at various times throughout the Lease Term, so long as Tenant shall remain completely liable for all of the terms, conditions and obligations of this Lease. Landlord must approve such subtenant, which approval will not be unreasonably withheld.

   11. INDEMNITY. Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord against and from all fines, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the Premises caused by Tenant, its employees, contractors, subtenants, invitees or by an other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct or third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which may arise through repair of alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's gross negligence or willful wrong. SEE ALSO SECTION 40.11

   12. SUBORDINATION. This lease and all rights of Tenants hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the land situated beneath the Building or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages, instruments of security or leases. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Tenant further covenants and agrees to attorn to any purchaser and to recognize such purchaser as Landlord under this lease. Tenant shall upon demand at any time execute, acknowledge and deliver to Landlord's mortgage any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably authorizes Landlord's mortgagee to execute, acknowledge and deliver any such instruments and certificates on Tenant's behalf. Landlord agrees to obtain a non disturbance agreement from Landlord's current

Landlord's initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
          first lien mortgagee in favor of Tenant within 60 days of Lease execution. Additionally, Landlord shall use reasonable effort to provide a non disturbance agreement from any future Mortgagee having an interest in the Building.

   13. RULES AND REGULATIONS. Tenant and Tenant's agents, employees and invitees will comply fully with all requirements of the rules and regulations of the Building and related facilities. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such manner as may be deemed advisable for safety, care or cleanliness of the Building and related facilities or the Premises, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall be responsible for compliance therewith by the agents, employees and invitees of Tenant.

   14. INSPECTION. Landlord or its officers, agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours giving reasonable notice when possible, (or, in any emergency, to any hour) to (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (b) show the Premises to prospective tenants only in the last 120 days of the Lease Term, purchasers or lenders; and Tenants shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

   15. CONDEMNATION. If the Premises, or any part thereof, or if the Building or any portion of the Building leaving the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date of this lease, shall be taken or condemned in whole or in part for public purposes, or sold in lieu of condemnation, then the Lease Term shall, at the sole option of Landlord, forthwith cease and terminate; all compensation awarded for any taking (or sale of proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant.

   16. FIRE OR OTHER CASUALTY. In the event that the Building should be totally destroyed by fire, tornado or other casualty or in the event the Premises or the Building should be so damaged that rebuilding or repairs cannot be completed within one hundred twenty (120) days after the date of such damage, Landlord or Tenant may at its option terminate this lease, in which event the rent shall be abated during the unexpired portion of this lease effective with the date of such damage. In the event the Building or the Premises should be damaged by fire, tornado, or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can be completed within one hundred twenty (120) days after the date of such damage, or if the damage should be more

Landlord's initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
          serious but Landlord does not elect to terminate this lease, in either such event Landlord shall within thirty (30) days after the date of such damage commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or Premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Tenant or other Tenants within the Building or the Premises. Landlord shall allow tenant a fair diminution of rent during the time the Premises are unfit for occupancy. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this lease shall terminate upon notice to Tenant. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

   17. HOLDING OVER. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to 150% of the daily rent payable for the last month of the lease.

   18. TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises, and if any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

   19. EVENTS OF DEFAULT. The following events shall be events of default by Tenant under this lease:

   (a) Tenant shall fail to pay when due any rental or other sums payable by Tenant hereunder and such failure continues for 10 days following written notice from Landlord to Tenant.

   (b) Tenant shall fail to comply with or observe any other provision of this lease. SEE ALSO SECTION 40.1

   (c) Tenant or any guarantor of Tenant's obligations hereunder shall make an assignment for the benefit of creditors.

   (d) Any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any

Landlord's initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----

          State thereof; or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder.

   (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder.

   (f) Tenant shall desert or vacate any portion of the Premises, without the payment of rent when due.

   (20) REMEDIES. Upon the occurrence of any event of default specified in this lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice of demand whatsoever;

   (a) Terminate this lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the Lease Term.

   (b) Enter upon and take possession of the Premises and expel or remove tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent therefore; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

   (c) Enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Tenant. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to landlord by reason of the violation of any of the terms, provisions and covenants herein contained.

Landlord's initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----

          Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No wavier by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of rental for the remainder of the Lease Term. Landlord agrees to use its best efforts to mitigate its damages with respect to Tenant's default.

   21. SURRENDER OF PREMISES. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

   22. ATTORNEY'S FEES. In the case it should be necessary or proper for either party to bring any action under this lease or to consult or place said lease, or any amount payable by either party, hereunder, with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then the party defaulting agrees in each and any such case to pay the prevailing party's reasonable attorney's fee.

   23.  LANDLORD'S LIEN.  Deleted.

   24. MECHANICS' LIENS. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or the Building or improvements thereon during the lease Term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will promptly pay same, or bond around in a form acceptable to Landlord and Tenant.

   25.  NO SUBROGATION; LIABILITY INSURANCE.

   (a) Each party hereto hereby waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that any such loss or damage is recoverable under such insurance policy) that covers the Building, the Premises, or Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured. Each party hereto agrees that it will request its insurance carrier to endorse all

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                    -----                                     -----
          applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

   (b) Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance at its sole cost and expense and in amounts on not less than a combined single limit of $1,000,000 or such other amounts as Landlord may from time to time require, insuring Tenant and Landlord against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation and occupancy of the Premises. Tenant shall furnish a certificate of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such insurance. Landlord shall procure and maintain throughout the Lease Term a policy or policies of insurance in amounts which shall be required by Landlord's mortgagee or as Landlord may deem reasonable whichever is greater.

   26. BROKERAGE. Tenant warrants that it has had no dealing with any broker or agent in connection with the negotiation or execution of this lease other than MBH & Associates (Brian Hickey) & Charter Management Company (Jeff Greenberg) and Tenant agrees to indemnify Landlord against all costs, expenses, attorney's fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by, through or under Tenant. See Also Section 40.7.

   27. ESTOPPEL CERTIFICATES. Tenant agrees to furnish from time to time when requested by Landlord a certificate signed by Tenant confirming and containing such factual certifications and accurate representations deemed appropriate by Landlord, and Tenant shall, within twenty (20) days following receipt of said proposed certificate from Landlord, return a fully-executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully-executed copy of such certificate to Landlord within the foregoing twenty (20) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

   28. NOTICES. Each provision of this agreement, or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

   (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Travis County, Texas, at the address set forth in

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                    -----                                     -----

          Paragraph 1 or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

   (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) addressed to the parties hereto at their respective addresses set forth in Paragraph 1 or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith.

   29. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by either party, either party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of either party.

   30. SEPARABILITY. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, the remainder of this lease shall not be affected thereby, and in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there shall be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

   31. AMENDMENTS; WAIVER; BINDING EFFECT. The provisions of this lease may not be waived, altered, changed or amended, except by instrument in writing signed by both parties hereto. The terms and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

   32. QUIET ENJOYMENT. Provided Tenant has performed all of the terms and conditions of this lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord, subject to the terms and conditions of this lease.

   33. INTERPRETATION. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions contained in this lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this lease.

   34. JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be


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                    -----                                     -----
          a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

   35. PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this lease shall be limited to the interest of Landlord in the Building and the land, and any proceeds of sale, insurance claim, or condemnation proceeds, and Landlord shall not be personally liable for any deficiency.

   36. LANDLORD'S FAILURE TO PERFORM. If Landlord fails to perform any of its obligations under this Lease, Landlord shall not be in default hereunder and Tenant shall not have any rights or remedies growing out of such failure unless Tenant gives Landlord written notice thereof setting forth in reasonable detail the nature and extent of such failure and such failure by Landlord is not cured within the thirty
          (30) day period following delivery of such notice or such longer period therefore provided elsewhere in this Lease. If such failure cannot reasonably be cured within such thirty (30) day period, the length of such period shall be extended for the period reasonably required therefore, if Landlord commences curing such failure within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity.

   37. NOTICE TO LENDER. If the Premises or the Building or any part thereof are at any time subject to a first mortgage or a first deed of trust or other similar instrument and this lease or the rentals are assigned to such mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then Tenant shall not terminate this lease or abate rentals for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord.

   38. REPRESENTATIONS. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building or the land except a herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease.

Landlord's initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----

   39. EXHIBITS AND ATTACHMENTS. All exhibits, attachments, riders and addenda referred to in the lease are incorporated into this lease and made a part thereof for all intents and purposes.

   40.  SPECIAL PROVISIONS.







Landlord's initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----

                              SPECIAL  CONDITIONS


SECTION 40.1   RIDER TO SECTION 3, RENT
               ------------------------

Upon lease execution, Tenant agrees to pay Landlord $128,236.50 which represents prepayment of one half of the total rent due for the period beginning December 15, 1994 through November 30, 1995. Upon Tenant's occupancy of the Leased Premises, Tenant shall prepay the final one half of the total rent due for the period beginning December 15, 1994 through November 30, 1995 also in the amount of $128,236.50. During the period beginning December 1, 1995 through November 30, 1999, Tenant shall pay Basic Rental as described in Section 1(e).

SECTION 40.2   IMPROVEMENT ALLOWANCE
               ---------------------

Landlord agrees to give Tenant up to a $10.48/RSF maximum dollar allowance totaling $256,473.00 to construct capital improvements to Tenant's space. All out of pocket costs of the construction, including but not limited to, architectural fees, engineering fees and City of Austin building permitting fees shall be deducted from the allowance. Any expense in excess of the improvement allowance shall be paid by Tenant.

The payment of the allowance to Tenant by Landlord shall be conditioned upon delivery to Landlord by Tenant of a valid certificate of occupancy from the City of Austin, a valid building permit from the City of Austin and the occupancy by Tenant of the Leased Premises.

In addition and prior to commencement of the construction, Tenant shall deliver one complete set of construction drawings to Landlord for Landlord's approval of the modifications and improvements to the Leased Premises. Landlord's approval of the construction drawings will not be unreasonably withheld.

SECTION 40.3   RENEWAL OPTION
               --------------

Landlord hereby grants to Tenant the option ("Renewal Option") to renew and extend the term of this Lease, provided that at the time the Renewal Option is exercised, this Lease shall be in full force and effect and Tenant shall not be in default beyond any applicable cure period hereunder. The renewal term ("Renewal Term") shall be sixty (60) months commencing upon the expiration of the original term of the Lease. The Renewal Option shall be null and void if Tenant fails to deliver written notice ("Renewal Option Deadline Date") of exercise to Landlord not later than Two Hundred Seventy (270) days prior to the expiration of the original term of the Lease. Any renewal and extension of the Lease for the Renewal Term shall be at 95% of the then current market terms and conditions. Tenant shall not have the right to assign its renewal rights to a subtenant under this Lease.

"Then current market terms and conditions" shall mean those terms and conditions prevailing on the Renewal Option Deadline Date for comparable space in the Loop 360 corridor project (the "Project") to tenants or prospective tenants of comparable creditworthiness. If on or before thirty (30) days after the delivery of the renewal Notice Landlord and Tenant cannot agree in writing to the "current market terms and conditions" to be applicable during a Renewal Term, then the question of what the "then current market terms and conditions" is shall be settled by arbitration. Such arbitration shall be before one disinterested MIA appraiser if one can be agreed upon, otherwise before three
(3) disinterested MIA appraisers, one named by the Landlord, one by the Tenant, and one by the two thus chosen. The MIA appraiser or appraisers shall determine the controversy in accordance with the arbitration rules and laws of the State of Texas as applied to the facts found by him, her or them. The cost of the appraisers shall be paid 50% by Tenant and 50% by Landlord.

If on or before thirty (30) days after the Renewal Option Deadline Date, if Landlord and Tenant cannot agree in writing to the "current market terms and conditions" to be applicable during the Renewal Term, Tenant may terminate the Renewal Option (notwithstanding its earlier exercise) by delivering written notice of such termination to Landlord not later than the original termination date of this Lease. In the event of termination of the Renewal Option, the Renewal Option shall thereafter be null and void and of no further force and effect, and the Lease shall expire at the expiration of its original term. Any termination of the Lease shall also terminate the Renewal Option.

SECTION 40.4   RIGHT OF FIRST REFUSAL
               ----------------------

Provided Tenant is not in default of this Lease Agreement, beyond any applicable cure period, Landlord hereby agrees to grant Tenant the right of first refusal to lease any or all space in the Building which becomes available excluding any space where the existing Tenants have RENEWED THEIR LEASE over the term of Tenant's Lease. However, if Landlord shall have a bona fide third party prospect, to lease space, as stated in a Letter of Intent, or a portion thereof, Landlord shall notify Tenant in writing of said bona fide third party prospect with a summary of material terms and conditions and Tenant shall have five (5) business days ("Exercise Period") from receipt of notification from Landlord to respond to Landlord in writing either exercising or not exercising this option. If Tenant exercises this option then Tenant shall execute a lease with Landlord at the same terms and conditions as offered by the bona fide third party prospect within fifteen (15) business days from Landlord's receipt of Tenant's notification to exercise this option.

If Tenant chooses not to exercise its right of first refusal, or if Tenant does not respond to Landlord within the five (5) business day period, then Landlord shall be free to lease such space to a third party under the same terms and conditions or better than those in the bona fide offer, however, Tenant's Right of First Refusal shall continue for future periods.

SECTION 40.5   RIDER TO SECTION 4.  SECURITY DEPOSIT
               -------------------------------------

Tenant agrees to deliver to Landlord on or before December 1, 1995 an irrevocable Letter of Credit in the amount of $126,000.00 issued by Bank One in favor of Landlord having an expiration date no earlier than November 30, 1999, or the expiration of the Lease, whichever is later, and instructions for the release of such funds to Landlord in the event of Tenant's default. The Letter of Credit shall be substantially in the form of the document attached hereto as Exhibit "B" and shall be posted with Landlord to secure performance by Tenant of Tenant's obligations under this Lease. Landlord shall be entitled to draw on the Letter of Credit in accordance with its terms in the event of default by Tenant, provided the cure period established in the Lease has expired.

If Landlord's damages due to Tenant's default are estimated by Landlord to be less than $126,000.00, then Landlord shall draw on the Letter of Credit only the amount estimated, and after Landlord's receipt of such amount, the default will be deemed to have been cured.

If Landlord's damages are estimated by Landlord to be greater than $126,000.00, then Landlord shall be entitled to draw on the entire Letter of Credit to cover all or part of its estimated damages, and such action shall not be deemed to limit Tenant's liability nor shall it limit Landlord's damages or any other remedies available to Landlord.

Upon Tenant's vacancy of the premises, if there is no uncured event of default by Tenant, Landlord shall return the Letter of Credit to Tenant.

If Tenant fails to deliver the irrevocable Letter of Credit to Tenant on or before December 1, 1995, Tenant shall pay Landlord $2,097.00 per month as a penalty and not a default until such time as Tenant secures and delivers the irrevocable Letter of Credit to Landlord. However, if Tenant does not deliver such Letter of Credit by June 1, 1996, Tenant will be considered to be in default and Landlord shall have any and all of its rights as stated in Section 20.

SECTION 40.6   RIDER TO SECTION 5(a)
               ---------------------

Landlord agrees to maintain the Building in good condition and repair, and to operate the Building and maintain the landscaping of all common areas in conformance with standards generally maintained in other Class A office buildings in the Loop 360 corridor, Austin, Texas. Without limitation on the generality of the foregoing, Landlord specifically agrees to use and maintain the Building in a clean, careful, safe and proper manner and to comply with all applicable laws, ordinances, orders rules and regulations of all governmental bodies (state, federal and municipal).

SECTION 40.7   RIDER TO SECTION 26, BROKERAGE
               ------------------------------

Tenant will pay MBH a leasing commission and Landlord shall have no obligation whatsoever to pay brokerage commissions to Tenant's broker MBH & Associates in connection with this Primary Lease with Tenant. However, if Tenant expands into additional space at said Building or renews this Lease for an additional term or terms, and MBH & Associates is involved in the negotiations and Colina West Limited owns the Building, then MBH & Associates will be paid a commission according to a separate

SECTION 40.8   RIDER TO SECTION l(g), BASIC COST
               ---------------------------------

The term "Operating Expenses" shall not include the following: (a) any capital improvement (in accordance with generally accepted accounting principals) to the Premises and/or the Building except as may be required by a governmental authority; (b) repairs, restoration or other work occasioned by casualty; (c) taxes of Landlord or on Landlord's business, including, without limitation, income, excess profits, capital stock, estate, inheritance, gift, personal property and franchise taxes; (d) expenses (including legal fees) incurred in leasing to or procuring of tenants; (e) leasing commission; (f) advertising expenses; (g) expenses for the renovating of space for new tenant; (h) interest or principal payments on indebtedness of Landlord; (i) costs to correct original construction defects including asbestos abatement or environmental compliance;
(j) expenses paid directly by a tenant for any reason, such as excessive utility use; (k) costs exceeding those obtainable through competitive bidding; (1) services or benefits or both provided to some tenants but not to tenant; (m) any suits, fines and the like due to Landlord's violation of any governmental rule or authority; (n) depreciation allowance or expense (unless related to allowable capital items); (o) costs related to a foreclosure of the Building or the Property by a purchaser, mortgagee or seller; (p) executive salaries; (q) any items, costs, or expenses described in this Lease as not being passed through to Tenant; or (r) costs incurred to renovate the Building to comply with the Americans with Disabilities Act. Tenant shall not be responsible for amounts arising out of interest or late charges due to Landlord's failure to make prompt payment of real estate taxes. If during any tax year, including the Base Year, the assessed value of the Property and the Building shall be lower due to the fact that any part of the Building is not occupied or is not completed, the real estate taxes payable or paid shad be deemed to be the amount calculated as though such Building was assessed at completion and 100% occupied. If Landlord contests the assessments and achieves a refund, Tenant's proportionate share of each refund of any tax shall be reimbursed to Tenant by Landlord's separate check.

SECTION 40.9   RIDER TO SECTION 5(a) AND 5(d).  LANDLORD'S OBLIGATIONS
               -------------------------------------------------------

"Notwithstanding the foregoing, if any service to be provided is interrupted or curtailed for a period of five (5) business days after written notice from Tenant to Landlord notifying Landlord of such interruption and the interruption is caused by Landlord, in addition to other remedies available to Tenant, the Rent (inclusive of an payments) for the Premises shall equitably abate for the portion of the Leased Premises which become untenantable by such interruption of services, from five (5) business day period after receipt by Landlord of written notice from Tenant notifying Landlord of such interruption and continue until such services are fully restored. If interruption continues for more than 60 days and Tenant is not in default, then Tenant may terminate this Lease by giving Landlord written notice of such intent and neither party shall have any further liability hereunder.

SECTION 40.10   RIDER TO SECTION 7.  OPERATING EXPENSES
                ---------------------------------------

In the event of any dispute regarding the amount due as Tenant's Proportionate Share of costs of operation and maintenance or property taxes, Tenant shall have the right, after at least five(5) days prior written notice during Landlord's managing agent's regular business hours at the office of the Building, to inspect Landlord's accounting records for the Building relating to the immediately preceding two (2) Lease Years. If, after such inspection Tenant continues to dispute such amounts, Tenant may retain a national independent, certified public accountant to audit Landlord's records to determine the proper amount of Tenant's Share. If such audit reveals that Landlord has overcharged Tenant, then within five (5) days after the results of such audit are made available to Landlord, Landlord shall credit Tenant with the amount of such overcharge. If the audit reveals that Tenant was undercharged, then within five
(5) days after the results of the audit are made available to Tenant, Tenant shall reimburse Landlord the amount of such undercharge. Tenant agrees to pay the cost of such audit, provided that, if the audit reveals that Landlord's determination of Tenant's share of Actual Costs was in error in Landlord's favor by more than five percent (5%), Landlord shall pay the costs of such audit. Landlord shall maintain records of all Operating Costs for the entirety of the two-year period ("Review Period") following Landlord's delivery to Tenant of each Statement setting forth Tenant's Share of Actual Costs. The payment by Tenant of any portion of Operating Costs shall not preclude Tenant from questioning the correctness of same at any time during the Review Period, but the failure of Tenant to object thereto prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of same.

SECTION 40.11  RIDER TO SECTION 11.  INDEMNITY
               -------------------------------

Tenant shall not be liable for and Landlord will indemnify and save harmless Tenant against and from all fines, suits, claims, demands, losses, and action (including attorney's fees) for any injury to person or damage to or loss of property on or about the Building caused by Landlord, its employees, contractors, other tenants, invitees or by any other person entering in the Building under express or implied invitation of Landlord, or arising out of Landlord's use of the Building. Tenant shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct or third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond the control of Tenant or for any injury or damage except as caused by Tenant's negligence or wrong."

SECTION 40.12  RIDER TO SECTION 19 (b).  EVENTS OF DEFAULT
               -------------------------------------------

Except for events deemed to be Events of Force Majeure, if the failure to perform is not cured within thirty (30) days after the receipt of Landlord's written notice thereof; provided, however, if the default cannot reasonably be cured within thirty (30) days. Tenant shall not be in default if Tenant commences to cure the default within the said thirty (30) day period and diligently and in good faith continues to cure said default.

SECTION 40.13  SIGNAGE
               -------

Tenant shall have the right to install a sign on the exterior of the Building in accordance with any and all City of Austin ordinances. Landlord must approve the size, color, style and location of such sign prior to installation.

All costs associated with the signage, including but not limited to, permitting, construction and installation, shall be paid by Tenant.

Upon lease termination, Tenant at Tenant's expense, shall within thirty (30) days remove such sign and repair any damage incurred to the Building from the removal of such sign.


LANDLORD                                    TENANT


Colina West Limited                         Btrieve Technologies, Inc.,
-------------------                         ---------------------------
                                            A Delaware Corporation
                                            ----------------------

By: /s/ David Kahn                          By: /s/ Ron R. Harris
   -------------------------------------       ---------------------------------

Name:   David Kahn                          Name:   Ron R. Harris
     -----------------------------------         -------------------------------

Title: Managing Partner                     Title: President & CEO
      ----------------------------------          ------------------------------

Its duly authorized agent                   Its duly authorized agent

Date: Nov. 1994                             Date: 11/7/94
     -----------------------------------         -------------------------------


                         BUILDING RULES AND REGULATIONS

   The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith, the land situated beneath the Building and the appurtenances thereto:

   1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by tenants or used for any purpose other than ingress and egress to and from the Premises and for going from one to another part of the Building.

   2. Plumbing fixtures and appliances shall be used only for purposes for which constructed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant shall be paid by him and Landlord shall not in any case be responsible therefore.

   3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building which compromise the integrity of the Building, except by the Building maintenance personnel nor shall any part of the Building be defaced by tenants. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

   4. Landlord will provide and maintain an alphabetical directory board for all tenants in the first floor (main lobby) of the Building and no other directory shall be permitted unless previously consented to by Landlord in writing.

   5. Landlord shall provide all locks for doors in each tenant's Premises, at the cost of such tenant, and no tenant shall place any additional lock or locks on any door in its Premises without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in each tenant's Premises shall be furnished by Landlord to each tenant, at the cost of such tenant, and the tenants shall not have any duplicate keys made.

   6. With respect to work being performed by tenants in any Premises with the approval of Landlord, all tenants will refer all contractors, contractor's representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments, doors, entryways, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

   7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any merchandise or materials that requires use of elevators or stairways, or movement through the Building entrances or lobby, shall be restricted to hours designated by Landlord. All such movement shall be under the supervision of Landlord and in the manner agreed between the tenants and Landlord by prearrangement before performance. Such prearrangement initiated by a tenant shall be determined by Landlord and shall be subject to its decision and control of the time, method and routing of movement; limitations imposed by safety; and other concerns that may prohibit any article, equipment or other item from being brought into the Building. The tenants are to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a tenant from the time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for a tenant.

   8. Landlord shall have the power to prescribe the weight and position of iron safes or other heavy equipment, which shall in all cases stand on supporting devices approved by Landlord in order to distribute the weight thereof. All damage done to the Building by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

   9. A tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done under the supervision of the Building manager, after written permission from Landlord. Persons employed to move such property shall be acceptable to Landlord.

   10.  Corridor doors, when not in use, shall be kept closed.

   11. Each tenant shall cooperate with Landlord's employees in keeping its Premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

   12. Landlord shall be in no way responsible to the tenants or their agents, employees or invitees for any loss of property from the Premises or the public areas or for any damages to any property thereon from any cause whatsoever.

   13. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any premises except by persons appointed or approved by Landlord in writing.

   14. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced and placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission.

   15. Tenants shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

   16. Nothing shall be swept or thrown into or store din the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in or about the Building.

   17. No machinery of any kind shall be operated by any tenant in its premises without the prior written consent of Landlord, nor shall any tenant use or keep in the Building any inflammable or explosive fluid or substance.

   18. No portion of any tenant's premises shall at any time be used or occupied as sleeping or lodging quarters.

   19. Landlord reserves the right to rescind any of these rules and regulations and make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants and their agents, employees and invitees, which rules and regulations, when made and notice thereof given to a tenant, shall be binding upon him in like manner as if originally herein prescribed.

   20. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from the tenant's Premises or the public areas regardless of whether such loss occurs when the Premises or the public areas are locked against entry or not.


LANDLORD                                    TENANT


Colina West Limited                         Btrieve Technologies, Inc.
-------------------                         A Delaware Corporation



By: /s/ David Kahn                          By: /s/ Ron R. Harris
   -------------------------------------       ---------------------------------
Name:   David Kahn                          Name:   Ron R. Harris
     -----------------------------------         -------------------------------
Title: Managing Partner                     Title: President
      ----------------------------------          ------------------------------
Its duly authorized agent                   Its duly authorized agent
Date: Nov 9, 94                             Date: 11/7/94
     -----------------------------------         -------------------------------